UNITED STATES
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                  SECURITIES AND EXCHANGE COMMISSION
                  ----------------------------------
                       WASHINGTON, D.C. 20549
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                              FORM 8-K
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                           CURRENT REPORT
                           --------------
                Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):      August 29, 2002
                                                        ---------------

                   ANNTAYLOR STORES CORPORATION
                   -----------------------------
       (Exact name of registrant as specified in its charter)


       Delaware                     1-10738                13-3499319
----------------------         --------------             -----------
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
of  Incorporation)                                      Identification No.)

                            142 West 57th Street
                          New York, New York 10019
                          ------------------------
(Address, including Zip Code, of Registrant's Principal Executive Offices)

                              (212) 541-3300
                              --------------
           (Registrant's Telephone Number, Including Area Code)


                              ANNTAYLOR, INC.
                              ----------------
           (Exact name of registrant as specified in its charter)


       Delaware                     1-11980                51-0297083
----------------------           --------------           ------------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
of Incorporation)                                       Identification No.)

                            142 West 57th Street
                          New York, New York 10019
                          ------------------------
(Address, including Zip Code, of Registrant's Principal Executive Offices)


                              (212) 541-3300
                              ---------------
             (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
                               --------------
            (Former Names or Former Addresses, if Changed
                            Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
-----------------------------------------
        (c)     Exhibits.

                10.1 Amendment No. 2 to the Credit Agreement, dated as of August 29, 2002, by and among AnnTaylor, Inc., the Guarantors and Bank of America, N.A., as Administrative Agent for each of the Lenders pursuant to the Credit Agreement.



                           SIGNATURES
                           ----------
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        ANNTAYLOR STORES CORPORATION
                                        ----------------------------

                                        By: /s/ Barbara K. Eisenberg
                                            ------------------------
                                                Barbara K. Eisenberg
Date:  September 3, 2002                        Senior Vice President,
                                                General Counsel and
                                                Secretary


                                        ANNTAYLOR, INC.
                                        ----------------
                                        By: /s/ Barbara K. Eisenberg
                                            ------------------------
                                                Barbara K. Eisenberg
Date:  September 3, 2002                        Senior Vice President,
                                                General Counsel and
                                                Secretary



                               Page 2
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

                            EXHIBIT INDEX
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Exhibit No.                      Description
-----------     ----------------------------------------------------
10.1            Amendment No. 2 to the Credit Agreement, dated as of
                August 29, 2002, by and among AnnTaylor, Inc., the
                Guarantors and Bank of America, N.A., as
                Administrative Agent for each of the Lenders pursuant to the Credit Agreement.



                               Page 3